PURCHASE AND SALE AGREEMENT KEY PROVISIONS SUMMARY Effective Date: The date the last of Seller or Buyer sign this Agreement and deliver the signed Agreement to the other party, which delivery may be via email transmission with confirmation of receipt by recipient Buyer: CUSTOM CAPITAL STRATEGIES, INC., a Delaware corporation, or assigns Seller: ALLIANCE DRILLING TOOLS, LLC, a Wyoming limited liability company (“Seller”) Property: That certain real property containing approximately 5.56 acres of land, together with any improvements, including an approximately 5,000 square foot building located thereon, located at 3601 N County Rd 1148, Midland, TX all as more particularly described in Exhibit A attached hereto, with all improvements, appurtenances, rights, privileges, licenses, warranties, and easements benefiting, belonging, or pertaining thereto (including, without limitation, all development rights, intangible rights, water and wastewater utility capacity and all other entitlements related thereto) except as provided for in Exhibit B, which shall be specifically excluded. Escrow Agent: Chicago Title Insurance Company, National Commercial Services, Chicago, with an address of 35 West Wacker Drive, 10th Floor, Chicago, Illinois 60601, Attention: Jennifer Rench, Vice President, Executive Account Manager, Phone: (312) 223-2986, E-mail: jennifer.rench@ctt.com. Purchase Price: ONE MILLION ONE HUNDRED THIRTY-EIGHT THOUSAND FIVE HUNDRED and 00/100 Dollars ($1,138,500.00) (Section 3) Due Diligence Period: Financing Period: The period beginning on the Effective Date and expiring sixty (60) days thereafter, unless otherwise extended pursuant to the terms contained in this Agreement (Section 6). The Financing Period shall expire sixty (60) days after the Effective Date. Closing Date: Thirty (30) days after expiration of the Due Diligence Period, unless otherwise mutually agreed to by Buyer and Seller pursuant to the terms contained in this Agreement (Section 14) Broker: Tenant: Guarantor: Stream Capital Partners in association with Bang Realty Jeff Lizzo and Krupa Shah (Section 20) Alliance Drilling Tools LLC Star Equity Holdings, Inc. Notice Addresses (Section 20): Buyer: Seller: CUSTOM CAPITAL STRATEGIES, INC. c/o Jason R. Milton Phone: 917-328-4337 Email: jason.m@customcapital.com Alliance Drilling Tools, LLC Ryan Thomas Phone: 432-686-2555 Email: rthomas@alliancedt.com; With a copy to: With a copy to: Tuggle Duggins P.A. c/o William G. Burgin III, Esq. 400 Bellemeade Street, Suite 800 Greensboro, NC 27401 Phone: (336) 271-5241 Email: bburgin@tuggleduggins.com Star Equity Holdings, Inc. c/o Legal Department 53 Forest Ave., Suite 101 Old Greenwich, CT 06092 Phone: 203-489-9504 Email: legal@starequity.com Exhibits: Exhibit A – Legal Description of Property Exhibit B – Personal Property Exclusions Exhibit C – Due Diligence Deliveries Exhibit D – Property Contracts Exhibit E – Lease Schedule 1 – Permitted Tenancy Rights - 2 - PURCHASE AND SALE AGREEMENT THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of the Effective Date (as set forth in the Key Provisions Summary) by and between Buyer and Seller. Recitals A. Seller is the owner in fee simple of the Property (as set forth in the Key Provisions Summary). B. Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Property upon the terms and conditions set forth in this Agreement. NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties mutually covenant and agree as follows: 1. Key Provisions Summary; Enumeration of Exhibits. References in the body of this Agreement to a portion of the Key Provisions Summary (e.g., the defined terms in the left-hand column of the Key Provisions Summary) shall be deemed and construed to incorporate all the terms provided under each such referenced portion of the Key Provisions Summary. References in the Key Provisions Summary to a portion of the body of this Agreement (e.g., Section references in the right-hand column of the Key Provisions Summary) shall be deemed and construed to incorporate all the terms provided under each such referenced portion of the body of the Agreement. Notwithstanding anything set forth above, if there is any inconsistency between the Key Provisions Summary and another portion of this Agreement, the terms of the Key Provisions Summary shall control. The Exhibits enumerated in the Key Provisions Summary and attached to this Agreement, as well as the recitals, are incorporated herein by reference and are to be construed as a part of this Agreement. Each party shall perform any obligations on its part as set forth in any and all such Exhibits and recitals. Except where otherwise expressly provided for in this Agreement, any consent or approval required under this Agreement shall not be unreasonably withheld, delayed, conditioned, denied, or otherwise refused in any manner. 2. Purchase and Sale Agreement. Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Property, subject to the terms and conditions set forth in this Agreement. 3. Purchase Price. 3.1 Purchase Price Payment. In consideration for the purchase of the Property, Buyer will pay the Purchase Price (as set forth in the Key Provisions Summary) for the Property (as adjusted by the terms of this Agreement), payable as follows: (1) Within three (3) Business Days after the Effective Date, Buyer shall place in escrow with Escrow Agent the sum of ELEVEN THOUSAND THREE HUNDRED EIGHT-FIVE and 00/100 Dollars ($11,385.00), which payment (and any interest earned thereon) made to Escrow Agent pursuant to this Agreement are hereinafter individually and collectively referred to as the “Deposit”. (2) On the Closing Date, the balance by wire transfer of immediately available funds to Seller. Buyer and Seller agree that Escrow Agent will hold the Deposit in accordance with the following terms on which Escrow Agent may rely and act: - 3 - (a) Escrow Agent is not a party to, and is not bound by, or charged with notice of any agreement out of which this escrow may arise, other than this Agreement. (b) [Intentionally Omitted.] (a) If a dispute arises between Buyer and Seller, Escrow Agent may continue to hold the Deposit pursuant to the terms hereof, or may, at the joint and several cost of Buyer and Seller, deposit the same in a court of competent jurisdiction. As between Seller and Buyer, the party ultimately found not to be entitled to the Deposit shall be responsible for the cost of Escrow Agent depositing the Deposit in a court of competent jurisdiction and shall reimburse the other party for any sums paid by such party to Escrow Agent in connection therewith. Escrow Agent may dispose of the Deposit in accordance with a court order, and it shall be fully protected if it acts in accordance with any such court order. 3.2 Purchase Price Calculation. The Purchase Price has been calculated based on Tenant executing a triple net lease with Buyer at Closing and additional Guaranty (together the “Lease”) in form and substance reasonably satisfactory to both Tenant and Buyer as provided for in Exhibit E and incorporated by reference herein, with initial rent of ONE HUNDRED THOUSAND and 00/100 Dollars ($100,000.00) per year with annual increases of no more than two and one-half percent (2.50%) annual increases and a Twenty (20) year initial term, with four (4) renewal options of five (5) years each exercisable at the election of the Tenant that will continue the maximum two and one-half percent (2.50%) annual increases in base rent, and a security deposit equal to two (2) months’ rent. It is a condition precedent to Buyer’s obligation to purchase the Property that the Lease and Guaranty, in a form satisfactory to Buyer and Seller, be executed at Closing. 4. Costs and Prorations at Closing. 4.1 Transfer Taxes, Recording Fees and Other Fees. Seller shall pay the documentary stamp and/or transfer taxes on the Deed (as hereinafter defined) and the cost to prepare the Deed. Buyer shall pay the cost of recording the Deed (as hereinafter defined), the cost of recording all documents and the cost of recording any documents necessary to correct or remove defects in or encumbrances upon Seller’s title to the Property (if applicable). Seller shall be responsible for any other costs directly incurred by Seller related to the Closing. Buyer shall pay the cost of the title search fee and for the costs of Buyer’s title insurance policy and any endorsements thereto or extended coverage as elected by Buyer, Buyer’s survey and any other due diligence costs, the cost of preparing and/or recording all documents to be recorded other than those referred to in the preceding sentence, and any other costs incurred by Buyer related to the Closing. Each party shall pay its own attorneys’ fees. The parties shall each pay one-half (1/2) of the title company escrow and closing fees. 4.2 Taxes. To the extent not paid by the Tenant, ad valorem taxes (“Taxes”) assessed against the Property for the year in which Closing occurs shall be prorated as of 11:59 p.m. on the day preceding the Closing Date and shall be based on the actual Taxes for the current year, if available. If the actual Taxes for the current year are unavailable, then such proration shall be based on the actual Taxes for the prior year, and Seller and Buyer shall enter into a separate agreement at Closing which will provide for the reconciliation of such proration within sixty (60) days of the determination of the actual Taxes for the current year (in the absence of such separate agreement, the terms of this Section 4.2 shall survive Closing). Taxes shall be prorated in accordance with municipality custom and applied as an adjustment of the Purchase Price due at Closing. Seller shall promptly provide Buyer with all relevant documentation relating to the Taxes (including, without limitation, any tax bills) received by Seller after Closing. Seller shall be responsible for any unpaid taxes attributable to the period of Seller’s ownership, which shall be prorated as of the Closing Date. - 4 - 4.3 Utilities. To the extent not paid by Tenant as of the Closing Date, all utilities serving the Property shall be prorated on the Closing Date, with Seller responsible for all utility charges prior to Closing Date. 4.4 Rents and Other Amounts. All rents for the month in which the Closing occurs shall be prorated to the Closing Date. For the purposes of calculating prorated amounts, Buyer shall be deemed to be entitled to the Property, and therefore entitled to the income from the Property, beginning as of 12:01 am as of the Closing Date. At Closing, all security deposits, advance rentals, and other deposits, if any, made pursuant to leases and other contracts concerning the Property shall be retained by Seller and credited against the balance of the Purchase Price due at Closing. If the balance due at Closing is less than the sum of all deposits to be transferred, all deposits will be remitted to Buyer in cash at Closing. This Section 4.4 shall survive Closing. 5. Conveyance of Title. Seller shall convey by special warranty deed (the “Deed”), transferring and conveying to Buyer title to the Property, subject to the lien of general real estate taxes for the then current tax fiscal year as provided ad subject to Section 4, and those easements, restrictions, conditions, and other exceptions to the Special Warranty Deed that are mutually understood and agreed to by Seller and Buyer, which will be the final exceptions on the approved pro forma for title insurance with the Title Company ("Permitted Exceptions"). Seller shall not cause or permit any other defects in or liens, encumbrances or limitations upon Seller’ title to the Property to arise from and after the Effective Date. Seller shall immediately notify Buyer if Seller discovers any such defect, encumbrance, or limitation. or the avoidance of doubt. 6. Due Diligence Period. 6.1 Due Diligence Materials. Within five (5) business days of the Effective Date, Seller shall deliver to Buyer copies of all studies, tests, reports, plans, drawings, survey, agreements, and documents with respect to the Property which are in the possession or control of Seller, including, without limitation all items listed in Exhibit C (the “Due Diligence Materials”). Upon Seller’s request, Buyer shall execute a non-disclosure agreement regarding confidential matters disclosed in such materials. Except as provided in this Agreement and for those documents prepared by Seller, Seller does not make any representation or warranty of whatever nature regarding the accuracy, validity, completeness, usefulness, reliability, suitability or any other aspect of the Due Diligence Materials, and Seller expressly disclaims any such representation and warranty. Buyer further acknowledges that the Due Diligence Materials are specific to Seller’s use and development of the Property and may not be consistent with the interests of Buyer in the Property. Buyer relies on the Due Diligence Materials at Buyer’s risk. 6.2 Title Commitment; Survey; Title Defects. (a) During the Due Diligence Period (as set forth in the Key Provisions Summary), Buyer, at Buyer’s sole expense, may obtain a title insurance commitment issued by Escrow Agent setting forth the condition of title to each tract of the Property (the “Title Commitment”), which Title Commitment commits for the issuance of a title insurance policy (the “Title Policy”) as to the Property. The Title Policy will be in a form reasonably acceptable to Buyer, with the standard printed or general exceptions deleted, subject only to the Permitted Encumbrances, and will provide such endorsements or additional insurance as Buyer may reasonably require. If Buyer obtains the Title Commitment, then at the Closing, there will be issued to Buyer the Title Policy in the amount determined by Buyer. Seller will execute such deeds, certificates, indemnities and affidavits as may be reasonably required in connection with the issuance of the Title Policy; provided, however, Seller is not required to cause the survey exception to be deleted from the

- 5 - Title Policy. Nothing contained in the foregoing, however, shall deem any matter or encroachment shown on any Survey obtained by Buyer to be a Permitted Encumbrance. (b) During the Due Diligence Period, Buyer, at Buyer’s expense, may order a survey of the Property (the “Survey”). The Survey will be in a form acceptable to Buyer and will show such matters as Buyer may require. The Title Commitment and the Survey are collectively referred to as “Title Evidence.” 6.3 Additional Title Examination. Notwithstanding anything to the contrary contained herein, Buyer shall also have the right to examine title to the Property prior to Closing for the purpose of ascertaining whether Seller remains in compliance with Seller’s covenants set forth herein. Buyer shall have the right, during and after the Due Diligence Period, to object to matters of title first appearing of record after the Effective Date but prior to Closing. Seller shall use reasonable business efforts to cure any title defect, without significant cost to the Seller. If a breach of Seller’s covenants under this Agreement occurs and is not cured by Closing, Buyer’s rights and remedies with respect thereto shall include, without limitation, the right 1and to be reimbursed by Seller for all damages, costs, expenses, and losses suffered by Buyer as a result of such breach up to the amount of the Deposit. In addition, Buyer shall have the option to take title with a title defect and sue for specific performance of the Buyer’s ability to purchase the property inclusive of the title defect, if necessary. 6.4 Title Objections and Termination. Prior to the expiration of the Due Diligence Period, Buyer will advise Seller in writing (a “Title Notice”) and in reasonable detail of any issues or items discovered during Buyer’s due diligence affecting the Property including, without limitation, any encumbrances, claims, encroachments, exceptions, problems or defects disclosed in the Title Evidence. “Permitted Encumbrance” means zoning, building, or other restrictions, variances, covenants, rights of way, encumbrances, easements and other minor irregularities in title, none of which, individually or in the aggregate, (i) interfere in any material respect with the present use of or occupancy of the affected parcel, (ii) have more than an immaterial effect on the value thereof or its use or (iii) would impair the ability of such parcel to be sold for its present use. Seller will have a period of ten (10) Business Days (as hereinafter defined) following receipt of any Title Notice from Buyer to provide Buyer with written notice regarding its willingness and ability to cure any matters identified in the Title Notice and its proposed resolution of any such matters (“Seller’s Response Notice”). A failure of Seller to provide Seller’s Response Notice shall be deemed notice by Seller that it will not resolve the matters set forth in Buyer’s Title Notice. If the Seller’s Response Notice indicates (or is deemed to indicate) that the Seller will not resolve one or more matters appearing in the Title Notice to Buyer’s reasonable satisfaction, then Buyer may at its option, which option will be exercised by written notice to Seller given within ten (10) Business Days following Buyer’s receipt of the Seller’s Response Notice, either (i) terminate this Agreement in its entirety and receive a refund of the Deposit, or (ii) waive such matters and proceed in accordance with the terms of this Agreement, in which event this Agreement will continue to be effective and binding upon the parties. If Buyer terminates this Agreement in its entirety pursuant to this Section 6.4, the parties will have no rights, duties, or obligations hereunder, except those specifically stated herein to survive termination of this Agreement. Notwithstanding anything to the contrary contained herein, without the necessity of objection or request by Buyer, prior to the Closing Date, except for the Permitted Tenancy Rights, Seller will use commercially reasonable efforts to remove all existing tenancy rights affecting the Property and remove all parties in possession of the Property or portions thereof (collectively, “Tenancy Rights”), and cause to be released, satisfied, and removed of record as of the Closing Date: (i) any matters which have been voluntarily recorded or otherwise placed, or permitted to be placed, by Seller against the Property on or following the Effective Date; (ii) any mortgages, deeds of trust, security instruments, financing statements, - 6 - or other instruments which evidence or secure indebtedness, judgments, and liens against the Property, including, without limitation, mechanics' liens, tax liens and real estate taxes, water rates, and sewer rents and taxes, in each case, which are due and payable but which remain unpaid and/or of record as of the Closing Date (subclauses (i) and (ii), collectively, the "Voluntary Liens"); (iii) any and all items appearing on any municipal lien search obtained by the Buyer, including but not limited to open and expired permits and/or code enforcement violations (the “Lien Search Items”); or (iv) any matter which would not constitute Voluntary Liens, but which can be removed by the payment of a liquidated sum of money (items set forth in this subclause (iv), collectively, "Monetary Liens"; and, together with the Voluntary Liens and Lien Search Items, the "Mandatory Title Removal Items"). Seller shall not be obligated to cure any such item that is disputed in good faith or for which a cure is not reasonably practicable prior to Closing, provided that Buyer shall have the right to terminate the Agreement or accept a credit at Closing. For purposes of the preceding provisions regarding Monetary Liens, Seller will be deemed to have obtained the release of such lien or encumbrance if the title company agrees to insure over the lien or encumbrance in the Title Policy without any further premium. If any Monetary Liens or Tenancy Rights (other than the Permitted Tenancy Rights) affect the Property as of the Closing Date, Seller is not deemed to have obtained their release or termination as described in the preceding sentence and Seller agrees in writing to the pursuit by Buyer of the termination of such, Buyer may, but will not be obligated to, obtain releases of such Monetary Liens and termination of such Tenancy Rights and Buyer’s reasonable, out-of-pocket costs actually incurred in connection therewith will be credited against the Purchase Price. If Buyer so elects to pursue release of such Monetary Liens and termination of such Tenancy Rights, the Closing Date will be extended as necessary for Buyer to effect the same. Notwithstanding, anything contained herein this Agreement, the Seller agrees that it will make good faith efforts without undue burden to rectify or remove any Mandatory Removal Item, but if Seller is unsuccessful in removing a Mandatory Removal Item, such inability shall not be considered a breach of this Agreement. 6.5 Access and Inspection. Seller shall arrange for Buyer to have the right during the Due Diligence Period to complete its due diligence of the Property and to confirm the accuracy of the Seller’s representations and warranties with respect to the Property as provided for in this Agreement. During the Due Diligence Period, Seller will arrange for Buyer, its employees, agents, and independent contractors, full permission and license to enter upon the Property, at reasonable times upon advance notice to Seller and Tenant (if applicable), to collect information and to perform any tests, investigations, reports, studies, and inspections to the Property that Buyer, in its sole discretion, deems reasonably necessary to make its determination as to whether Buyer will proceed or not with the transactions contemplated by this Agreement, including, without limitation, any and all environmental, structural, geotechnical, soil, groundwater, topographical, geological, subsurface, and engineering tests and studies, site planning feasibility studies, survey, and zoning analyses (collectively, “Inspections”). Buyer may, during normal business hours and upon no less than forty-eight (48) hours’ prior written notice to Seller, conduct a Phase I environmental site assessment of the Property. Any such assessment shall be conducted in a manner that does not unreasonably interfere with Seller’s use or occupancy of the Property. If such assessment recommends additional environmental testing, Seller agrees to reasonably consider Buyer’s request to conduct such additional testing. If such assessment recommends the completion of a Phase II environmental site assessment, specifically addresses the rationale and support for the contrary recommendation provided within the same year, and Seller agrees to conduct such Phase II assessment, then Seller shall be responsible for the full cost of such additional testing, provided that Buyer obtains Seller’s prior written consent for the scope and protocol of the Phase II testing, which consent shall not be unreasonably withheld, conditioned, or delayed. Buyer shall ensure that any such assessment or testing is conducted by qualified professionals, and that the Property is restored to its pre-assessment condition promptly upon completion of any such activities. Buyer shall be responsible for any damage to the Property caused in connection with such activities. Buyer shall indemnify, defend, and hold harmless Seller, its affiliates, employees, and agents from and against any and all losses, damages, liabilities, claims, costs, or expenses (including reasonable attorneys’ fees) arising out of or relating to the acts or omissions of Buyer or its contractors, agents, or - 7 - representatives in connection with the conduct of such environmental assessment or testing. The Inspections shall not include any sampling, drilling, core sampling, or other invasive or destructive testing without Seller’s prior written consent, which Seller shall not unreasonably withhold. Any approved invasive testing must be conducted in accordance with an agreed-upon scope of work and testing protocol. Buyer’s investigation and inspection shall not unreasonably interfere with tenants’ operations. Seller shall cooperate with Buyer in good faith during Buyer’s performance of the Inspections. Buyer shall return the Property to the substantially same condition that existed prior to the Inspections. Buyer shall indemnify and hold harmless Seller, except to the extent of Seller’s gross negligence or willful misconduct, from any damages, liabilities, or claims for property damage or personal injury, including attorneys’ fees and costs, or any other claim asserted against Seller as a result of Buyer’s activity on or about the Property attributable to Buyer, its employees, agents, or independent contractors in the conduct of such Inspections, other than pre- existing conditions merely discovered by Buyer, its employees, agents, or independent contractors. Buyer’s indemnity obligations hereunder shall survive Closing or termination of this Agreement for a period of nine (9) months. During the Due Diligence Period, Buyer may terminate this Agreement for any reason or no reason in its sole discretion. Upon timely delivery to Seller of notice terminating this Agreement, Buyer shall receive a refund of the Deposit. If Buyer terminates this Agreement pursuant to this Section 6.5, the parties hereto will have no rights, duties, or obligations hereunder, except those specifically stated herein to survive termination of this Agreement. Seller shall be the right to supervise any physical access to the Property and require advance notice of at least 48 hours. 7. Legal Description. The Property shall be described in the Deed in accordance with the legal descriptions of the Property acquired by Seller and confirmed in the Title Commitment. In addition, if requested by Buyer, to the extent that the legal descriptions contained in any Survey of the Property conflicts with the legal description provided by the Seller or Title Commitment, the parties will resolve such conflict as a condition precedent to Buyer’s obligation to proceed to Closing. 8. Risk of Condemnation or Casualty Pending Closing. All risk of loss to the Property shall remain upon Seller until the Closing. If, prior to Closing, either (a) condemnation or eminent domain proceedings shall be commenced by any public authority against the Property, or any part thereof, or if Seller shall receive notice of any pending or threatened condemnation or eminent domain proceedings; or (b) the Property or any part of the Property shall be materially damaged by fire or other casualty, then, in either such event, Seller shall give Buyer immediate written notice thereof accompanied by reasonable supporting documentation. After any such notice is received by Buyer, Buyer shall have the option to: (i) accept the Property and proceed to Closing subject to the proceedings or casualty (as applicable), whereupon any awards or insurance proceeds (as applicable) shall be paid to Buyer at or after Closing, and Seller hereby assign to Buyer all of Seller’ right, title, and interest in and to any such awards or insurance proceeds (as applicable), with Seller being responsible for reimbursing Buyer for any deductible associated with any such insurance as well as reimbursing Buyer for the cost of repairs, including demolition and removal of debris, if Seller is self-insured or insurance proceeds are unavailable with such obligation of reimbursement to survive Closing; or (ii) terminate this Agreement, receive a refund of the Deposit, whereupon the parties shall have no rights, duties, or obligations hereunder, except those specifically stated herein to survive termination of this Agreement. In the event Buyer elects to proceed to Closing, Seller shall not be obligated to perform repairs unless insurance proceeds are available to the extent of damages. 9. Warranties, Representations and Covenants of Seller. 9.1 Seller’s Representations and Warranties. As of the Effective Date and as of the Closing, Seller represents and warrants to Buyer, and where indicated covenants, as follows: - 8 - (a) Organization. Seller is a Wyoming limited liability company with full power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations under this Agreement. (b) Enforceability; Authority; No Conflict. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. Upon the execution and delivery by Seller of each agreement to be executed or delivered by Seller at the Closing, each such agreement will constitute the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. Seller has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and each other agreement to be executed or delivered by Seller at the Closing to which it is a party and to perform its obligations under this Agreement and such other agreements, and such actions have been duly authorized by all necessary action by Seller. Neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated by this Agreement will, directly or indirectly (with or without notice or lapse of time): (i) breach (A) any provision of any of the governing documents of a Seller or (B) any resolution adopted by Seller; (ii) breach or to the actual knowledge of Seller, give any governmental authority or other person the right to challenge any of the transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under any legal requirement or any order to which Seller or any of the Property may be subject; (iii) contravene, conflict with or result in a violation or breach of any of the terms or requirements of, or to the actual knowledge of the Seller give any governmental authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any governmental authorization that relates to the Property; or (iv) result in the imposition or creation of any encumbrance upon or with respect to any of the Property. (c) Litigation. There is no litigation or proceeding pending or, to the best of Seller’s actual knowledge, threatened against Seller or the Property that arises out of the ownership of the property or otherwise relating to the property. (d) Title. Subject to confirmation by the Title Commitment and Survey, Exhibit A sets forth a true, correct and complete legal description of the Property. As of the Effective Date and at Closing, Seller does and will have indefeasible, fee simple title to the Property. Seller will deliver to Buyer true, correct and complete copies of the deeds and other instruments (as recorded) by which Seller acquired the Property, and true, correct and complete copies of all title insurance policies, abstracts and surveys relating to the applicable portion of the Property. (e) Damage and Condition. To Seller’s actual knowledge, no damage or destruction has occurred with respect to any of the Property for which Seller may be liable. To Seller’s actual knowledge, the improvements and fixtures on the Property, including the walls, ceilings and other structural elements of any improvements erected on any part of the Property and the building systems (such as heating, plumbing, ventilation, air conditioning and electric) are as of the Closing in operating condition consistent with their age and current use, ordinary wear and tear excepted. (f) Building Compliance. To Seller’s actual knowledge, none of the structures or buildings located on the Property are in violation of any building, zoning, anti-pollution, health, disability access, occupational safety or other legal requirements or any permit related to the Property, and none of such structures or buildings encroaches on any other property. (g) Eminent Domain/Condemnation. To Seller’s actual knowledge, no condemnation or eminent domain proceedings are now pending or threatened concerning the Property, and Seller has received no notice from any governmental or quasi-governmental agency or authority or potential condemn or concerning any right-of-way, utility or other taking which may affect the Property.

- 9 - (h) Environmental Matters. Except as set out below, and subject to environmental reports furnished by Seller to Buyer, to Seller’s actual knowledge: (i) The Property is in material compliance with all applicable Environmental Laws (as defined below); (ii) the Property does not now contain any underground storage tanks, landfills, or hazardous waste management facilities or any hazardous or toxic substance or material which is regulated or controlled by any Environmental Law (collectively, “Hazardous Materials”); (iii) the Property is not listed on any state or federal environmental remediation priority list; and (iv) no claim, action, suit or proceeding is pending or threatened against Seller or any third party arising, either directly or indirectly, out of the presence or discharge (whether intentional or unintentional) of any Hazardous Materials in, on, under, at, or about the Property, the violation of any Environmental Law, or the presence of any tank, underground or otherwise. Seller has used no Hazardous Material in, on, under, at, or about the Property nor has Seller granted permission to any other person or entity to use any Hazardous Materials in, on, under, at, or about the Property, in each case except in compliance with Environmental Laws. For the purposes of this Agreement, “Environmental Law” means any law, statute, ordinance, rule, regulation or legal requirement in effect at the Effective Date and/or the Closing Date pertaining to (a) the protection of health, safety, or the environment; (b) the conservation, management, protection, or use of natural resources and wildlife; (c) the protection or use of source water and groundwater; (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation, or handling of, or exposure to, any Hazardous Material; or (e) pollution (including any release to air, land, surface water and groundwater), and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801, Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC App. 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended by 42 USC 300(f) et seq., and any similar, implementing or successor law, and any amendment, rule, regulation, order or directive, issued thereunder. Seller shall indemnify, defend, and hold harmless Buyer, its successors and assigns, from and against any and all claims, losses, damages, penalties, and costs, including but not limited to reasonable attorney, engineering, expert, or other professional fees, arising out of or resulting from a breach of the representations and warranties set forth in this Section 9.1(h). The foregoing indemnity shall survive Closing for a period of nine (9) months. Seller’s total liability under this indemnity shall not exceed $1,000,000.00, and Seller shall have no liability for any claims not brought within such nine (9) month period. (i) Foreign Investment and Real Property Tax Act. Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code, or under any comparable state statutes that are applicable to this transaction. Seller is not a “disregarded entity” and Seller shall be considered the “transferor” for purposes of Section 1445 of the Internal Revenue Code. At Closing Seller will execute and deliver to Buyer an affidavit regarding such matters. (j) Consents and Approvals; No Violation. To Seller’s actual knowledge, neither the execution and delivery of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby will (i) require Seller to file or register with, notify or obtain any permit, authorization, consent or approval of any governmental, quasi-governmental or regulatory authority (except to the extent required by Seller to comply with the terms of this Section 9); (ii) conflict with or breach any provisions of the organizational documents of Seller; (iii) except for agreements related to certain Monetary Liens to be paid off at Closing, violate or breach any provision of, or constitute a default (or an event which, - 10 - with notice or lapse of time or both, would constitute a default) under any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which either Seller is a party, or by which Seller, the Property or any of Seller’s material assets may be bound; or (iv) violate any order, writ, injunction, decree, judgment, statute, law or ruling of any court or governmental authority applicable to Seller, the Property or any of Seller’ material assets. (k) Compliance with Laws. To Seller’s actual knowledge, there are no violations of any laws, ordinances, rules, regulations, zoning, or other legal requirements with respect to the Property. Seller has obtained all material permits that are necessary to use, operate and occupy the Property, and to Seller’s actual knowledge Seller is not in default or violation in any material respect of any term, condition or provision of any permit with respect to the Property and no waivers or exemptions relating to any permit with respect to the Property exist. No permit with respect to the Property will be impaired by and no consent, approval or notice to any person will be required to be given or obtained with respect to any permit with respect to the Property in connection with the consummation of the transactions contemplated by this Agreement. To Seller’s actual knowledge, all permits with respect to the Property are in full force and effect and there is no action pending or threatened, nor has any Seller received any written notice from any governmental authority, to revoke, cancel, suspend, refuse to renew or adversely limit or modify any such permit and no event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, cancellation, suspension, lapse or limitation of any permit with respect to the Property. The Property has access to a public right-of-way. (l) Utilities. To the best of the Seller’s knowledge the Property has adequate access to water supply, storm and sanitary sewer facilities, telephone, gas and electrical connections, fire protections, drainage and other public utilities, in each case to the extent reasonably necessary for the conduct of the business on the Property as currently conducted. (m) Contracts, Leases, Payments. Except for the Permitted Encumbrances, the Permitted Tenancy Rights, and as disclosed in Exhibit D (“Property Contracts”), there are no contracts, leases, management agreements, or other agreements affecting the Property. All bills and other payments due from Seller with respect to the ownership, operation, and maintenance of the Property, including but not limited to lease commissions and tenant improvement allowances, may be (or can be by Closing) paid in full or cancelled, other than real property taxes contemplated in Section 4.2 above. (n) Intentionally Omitted. (o) Notice of Claims. Seller shall furnish to Buyer copies of any notice, claim, or demand received by Seller during the pendency of this Agreement that would materially change any representation given by Seller herein. (p) OFAC. Seller is not, and will not become, a person or entity with whom United States persons or entities are restricted or prohibited from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's specially designated and blocked persons list) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities. All such representations and warranties of Seller are true and correct as of the Effective Date and shall be true and correct on and as of the Closing Date with the same force and effect as if made at that time. Seller shall indemnify, defend and hold Buyer harmless from and against any claims, costs and/or liability related to any breach of Seller’s representations and warranties set forth in this Agreement for a - 11 - period of nine (9) months after the Closing, provided that (i) Buyer must provide written notice of any claim within such nine (9) month period, (ii) Seller's total liability for all such claims shall not exceed 50% of the Purchase Price in the aggregate, and (iii) Buyer shall not be entitled to recover for any individual claim unless such claim exceeds $25,000, and then only to the extent of such excess.. 9.2 Seller’s Covenants Prior to Closing. From and after the Effective Date until Closing or earlier termination of this Agreement, Seller or Seller’s agents shall: (a) Operation. Operate and maintain the Property substantially in accordance with Seller’s past practices with respect to the Property. (b) Contracts. Not execute any new contract or amend or terminate any existing Property Contract without Buyer’s prior written approval, which shall not be unreasonably withheld. (c) Leases. Not execute any new lease or amend, terminate or accept the surrender of any lease relating to the Property without Buyer’s prior written approval, which shall not be unreasonably withheld. (d) Litigation; Violations. Advise Buyer promptly of any litigation, arbitration proceeding or administrative hearing (including condemnation) before any governmental authority of which Buyer has been made aware and which affects the Property or Buyer’s rights or obligations under this Agreement. Deliver to Buyer promptly after receipt thereof copies of any notices of violations or other notices regarding the Property received by Seller. (e) Sale of Personal Property. Not transfer or dispose of, or permit to be sold, transferred or otherwise disposed of, appurtenances, rights, privileges, licenses, warranties, and easements benefiting, belonging, or pertaining thereto (including, without limitation, all development rights, intangible rights, water and wastewater utility capacity and all other entitlements related thereto) except as provided for in Exhibit B except for the use and consumption, and the replacement of worn out, obsolete and defective items in the ordinary course of business. (f) Actions. Not waive, release, assign, settle or compromise any material actions against the Property or against Seller and relating to the Property. (g) Zoning. Not initiate or consent to any material zoning reclassification of the Property or any material change to any approved site plan, special use permit, planned unit development approval or other land use entitlement affecting the Property. 10. Warranties, Representations and Covenants of Buyer. As of the Effective Date and as of Closing, Buyer hereby warrants and represents to Seller, and where indicated covenants, as follows: 10.1 Organization and Good Standing. Buyer is a Delaware corporation duly incorporated with full company power and authority to conduct its business as it is now conducted. Buyer has full right, power and authority to enter into and perform this Agreement in accordance with its terms, and the persons executing this Agreement on behalf of Buyer have been duly authorized to do so. 10.2 Authority; No Conflict. This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Upon the execution and delivery by Buyer of any other agreements to be executed or delivered by Buyer at Closing, each such agreement will constitute the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its respective terms. Buyer has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and any other agreements to be executed or delivered by Buyer at - 12 - Closing to which it is party and to perform its obligations under this Agreement and such other agreements, and such action has been duly authorized by all necessary limited liability company action. Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of any of the transactions contemplated by this Agreement by Buyer will give any person the right to prevent, delay or otherwise interfere with any of the transactions contemplated by this Agreement pursuant to: (i) any provision of Buyer’s governing documents; (ii) any legal requirement or order to which Buyer may be subject; or (iii) any contract to which Buyer is a party or by which Buyer may be bound. 10.3 Litigation. There is no litigation or proceeding pending or, to the best of Buyer’s actual knowledge, threatened against Buyer. 10.4 No Untrue Statement. Neither this Agreement nor any exhibit nor any written statement furnished or to be furnished by Buyer to Seller in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of material fact or omits or will omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. 10.5 Notice of Claims. Buyer shall furnish to Seller copies of any notice, claim, or demand received by Buyer during the pendency of this Agreement that would materially change any representation given by Buyer herein, or potential ability to close the purchase of the Property. All such representations and warranties of Buyer are true and correct as of the Effective Date and shall be true and correct on and as of the Closing Date with the same force and effect as if made at that time. Buyer shall indemnify, defend and hold Seller harmless from and against any claims, costs and/or liability related to any breach of Buyer’ representations and warranties set forth in this Agreement. 11. Conditions Precedent to Buyer’s Obligations. 11.1 Buyer’s Conditions. The obligations of Buyer under this Agreement are subject to satisfaction or written waiver by Buyer of each of the following conditions or requirements on or before the Closing Date: (a) Seller’s warranties and representations under this Agreement shall be true and correct in all respects when made and at Closing, and Seller shall not be in default hereunder. (b) The obligations of Seller contained in this Agreement shall have been performed in all respects and Seller shall not be in default under any covenant, restriction, right-of-way, easement, or other agreement affecting the Property. (c) Buyer shall have received either (i) Title Commitment insuring Buyer’s interest in all applicable portions of the Property which shall have been issued and “marked down” through Closing, subject only to Permitted Encumbrances, or (ii) the Title Policy as to Property in an amount equal to the Purchase Price, showing that Buyer has good, title in fee simple absolute to all of the Property, free and clear of all title defects or encumbrances, other than Permitted Encumbrances. (d) The physical and environmental condition of the Property shall not have materially changed from the Effective Date, ordinary wear and tear excepted. (e) Escrow Agent shall have received the required documents for Closing as set forth in Section 16 in form reasonably satisfactory to Buyer.

- 13 - (f) The Lease shall be executed (or assigned to Buyer, as applicable), and all Mandatory Title Removal Items and other charges against the Property shall have been paid and canceled, or waived by Seller at or prior to Closing. (g) Seller shall have delivered to Buyer a signed estoppel certificate, in a form reasonably satisfactory to Buyer from the Tenant Buyer may require additional estoppel certificates from other third parties as applicable, such as owners’ associations or governmental entities. 11.2 Failure of Buyer’s Conditions. If all of the conditions in Section 11.1 are not satisfied by the Closing Date (or waived in writing by Buyer), then Buyer shall have the rights set forth in Section 17.2 below. 12. Conditions Precedent to Seller’s Obligations. 12.1 Seller’s Conditions. The obligations of Seller under this Agreement are subject to satisfaction or written waiver by Seller of each of the following conditions or requirements on or before the Closing Date: (a) Buyer’s warranties and representations under this Agreement shall be true and correct in all respects, and Buyer shall not be in default hereunder. (b) The obligations of Buyer contained in this Agreement shall have been performed in all respects. (c) Buyer shall have delivered to Escrow Agent at or prior to the Closing the required documents for Closing as set forth in Section 16 in form reasonably satisfactory to Seller and the required funds for Closing. 12.2 Failure of Seller’s Conditions. If all conditions in Section 12.1 are not satisfied by the Closing Date (or waived in writing by Seller), then Seller shall have the rights set forth in Section 17.1 below. 13. Reasonable Efforts. Each of the parties hereto shall use reasonable efforts to take or cause to be taken all actions reasonably necessary to consummate the transaction and obligations contemplated by this Agreement. 14. Closing. The Closing (the “Closing”) of the acquisition shall occur, if at all, at the offices of the Escrow Agent or at another place designated by Buyer. The date of Closing shall be on the Closing Date set forth in the Key Provisions Summary or such other date mutually selected by Seller and Buyer. 15. Possession. Seller shall deliver sole and exclusive possession of the Property to Buyer at Closing, subject only to Permitted Tenancy Rights, which shall include at minimum the Lease. 16. Closing Documents. At or prior to Closing, each party shall deliver to the other party documents reasonably required by the other party to establish the authority of such party to enter into and perform the transactions contemplated by this Agreement. Seller shall, at its own cost and expense, also deliver to Escrow Agent at Closing the following: (i) the Deed, (ii) any required corporate resolutions or authorizations, (iii) an owner’s/lien/parties-in-possession/gap affidavit with respect to the Property sufficient to enable Buyer to obtain title insurance on the Property subject only to the Permitted Encumbrances, and approval of Seller which shall not be unreasonably withheld, (iv) a W-9 form, (v) affidavit(s) of non-foreign status (federal or state), (vi) an assignment of all existing contracts and leases - 14 - (to the extent that such contracts are acceptable to Buyer in its sole discretion), (vii) a warranty of title, bill of sale conveying to Buyer all personal property with respect to the Property that is to be transferred in accordance with this Agreement, and (viii) an assignment of warranties relating to the Property, if any. The parties also shall deliver at Closing any other documents reasonably necessary to complete and evidence the acquisition of the Property contemplated hereby, in a form reasonably satisfactory to the parties including, without limitation, a closing statement. 17. Breach, Termination, and Expiration. 17.1 Breach by Buyer. If Buyer breaches this Agreement and such breach is not cured within ten (10) days of Buyer’s receipt of written notice of such breach (or within such longer period if such cure cannot reasonably be effected within such ten (10) day period so long as Buyer begins its cure within such ten (10) day period and thereafter diligently pursues such cure to completion, provided, however, Buyer’s payment of the Purchase Price shall not be subject to any cure periods), Seller shall have as its sole and exclusive remedy, the right to terminate this Agreement, and receive the Deposit as liquidated damages. Upon implementation of this Section 17.1, this Agreement shall automatically terminate, and no party shall have any rights, duties, or obligations hereunder, except those specifically stated herein to survive termination. If Buyer breaches this Agreement following the payment of the Purchase Price and Closing, Seller shall have the right to pursue any remedies expressly provided herein for surviving obligations, including indemnification or enforcement of post-Closing covenants, but shall not have the right to terminate this Agreement. 17.2 Breach by Seller. If Seller breaches this Agreement or any covenant of any Seller herein, or if any Seller’s warranties and representations made in this Agreement are incomplete, untrue or misleading, and such breach is not cured within ten (10) days of Seller’s receipt of written notice of such breach (or within such longer period if such cure cannot reasonably be effected within such ten (10) day period so long as Seller begins its cure within such ten (10) day period and thereafter diligently pursues such cure to completion), Buyer shall have the right to: (i) terminate this Agreement, receive the return of the Deposit, and no party shall have any rights, duties, or obligations hereunder, except those specifically stated herein to survive termination, or (ii) enforce this Agreement by suit for specific performance of Seller's obligations hereunder pursuant to Section 6.3;. 17.3 Exclusive Remedies. Except as otherwise provided in this Agreement, the rights and remedies set forth in this Section 17 shall be the sole and exclusive remedies available to Seller and Buyer in the event of a breach or default by the other party of this Agreement. 18. Assignment. Buyer may assign this Agreement and Buyer’s rights and obligations under this Agreement to any person or entity without Seller’s prior written consent, so long as the assignee is not a competitor of the Seller or Guarantor. Any assignment in compliance with this Section 18 shall not release Buyer from its obligations under this Agreement. 19. Notice. 19.1 Written Notice; Delivery Methods. Each party giving or making any notice, request, demand, consent, approval, or other communication (each, a “Notice” (but sometimes “notice”)) pursuant to this Agreement shall: (i) give the Notice in writing; (ii) cause the Notice to be signed by an authorized representative of the sending party or the sending party’s attorney; and (iii) use one of the following methods of delivery, each of which for purposes of this Agreement is a writing: (a) personal delivery; (b) Registered or Certified Mail, in each case, return receipt requested and postage prepaid; (c) nationally recognized overnight courier, with all fees prepaid; (d) facsimile (but only if a party’s fax number is included in its notice address in the Key Provisions Summary or is otherwise provided to the - 15 - other party by a Notice); or (e) e-mail (but only if a party’s e-mail address is included in its notice address in the Key Provisions Summary or is otherwise provided to the other party by a Notice, and the email is acknowledge by the recipient). 19.2 Addresses. Each party giving a Notice shall address the Notice to the appropriate person at the receiving party (the “Addressee”) at the addresses listed in the Notice Addresses section of the Key Provisions Summary or to another Addressee or at another address as designated by a party in a Notice pursuant to this Section 19. 19.3 Effectiveness of a Notice. Except as provided elsewhere in this Agreement, a Notice is effective if the party giving the Notice has complied with Sections 19.1 and 19.2 above and if the Addressee is deemed to have received the Notice. A Notice is deemed to have been received as follows: (i) if a Notice is delivered in person, or sent by Registered or Certified Mail, or nationally recognized overnight courier, upon receipt from the courier or mail service; (ii) if a Notice is sent by facsimile, upon receipt by the party giving the Notice of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the Addressee’s facsimile number; (iii) if a Notice is sent by e-mail, upon acknowledged to have been received; and (iv) if the Addressee rejects or otherwise refuses to accept the Notice, or if the Notice cannot be delivered because of a change in address for which no Notice was given, then upon the rejection, refusal, or inability to deliver the Notice; provided, however, that if a Notice is sent by facsimile or e-mail, the party sending the Notice also must send, on the date that the facsimile or e-mail is sent, a confirmation copy of the Notice by one of the other methods set forth in Section 19.1 above (or else such facsimile or e-mail notice is void). 19.4 Delivery Time of Notice. Notwithstanding the foregoing, if any Notice is received after 5:00 p.m. on a Business Day where the Addressee is located, or on a day that is not a Business Day where the Addressee is located, then the Notice is deemed received at 9:00 a.m. on the next Business Day where the Addressee is located. Each party’s attorney is authorized to give any Notice pursuant to this Agreement on behalf of such attorney’s client. 20. Brokers. The parties represent to each other that they have not dealt with any real estate broker or agent in connection with this transaction other than the Broker set forth in the Key Provisions Summary, whose commissions shall be paid by Seller pursuant to a separate agreement between Seller and such Broker. Each party shall indemnify, defend and hold the other harmless from any other claim or demand made by a broker or agent with respect to this transaction because of acts or omissions of such party. The provisions of this Section 20 shall survive Closing or the earlier termination of this Agreement. 21. Survival. Except as expressly set forth herein, (i) the representations and warranties set forth in this Agreement shall not merge in the Deeds or any other document executed at Closing and shall survive for nine (9) months following Closing, and (ii) the covenants and affirmative obligations set forth in this Agreement that are designated to survive Closing or termination shall not merge in the Deeds or any other document executed at Closing and shall survive until the earlier of (a) the completion thereof, or (b) the expiration of the applicable statute of limitations. 22. Additional Terms. 22.1 Applicable Law. The laws of the Commonwealth of Texas (without giving effect to its conflict of laws principles) govern all matters arising out of or relating to this Agreement and the transactions it contemplates, including, without limitation, its interpretation, construction, performance, and enforcement. - 16 - 22.2 Waiver. The parties may waive any provision of this Agreement only by a writing executed by the party or parties against whom the waiver is sought to be enforced. No failure or delay in exercising any right or remedy or in requiring the satisfaction of any condition under this Agreement, and no act, omission, or course of dealing between the parties, operates as a waiver or estoppel of any right, remedy, or condition. A waiver once given is not to be construed as a waiver on any future occasion or against any other person or entity. 22.3 Amendment. The parties may amend this Agreement only by a written agreement of the parties that identifies itself as an amendment to this Agreement. 22.4 Attorneys’ Fees. In the event of any litigation related to this Agreement, whether to enforce its terms, recover for default, or otherwise, if either party receives a judgment, settlement, or award in its favor (the “Receiving Party”) against the other party (the “Paying Party”) in such litigation, the Paying Party will pay upon demand all of the Receiving Party’s costs, charges, and expenses (including but not limited to reasonable attorneys’ fees actually incurred, court costs, and expert witness fees) arising out of such litigation at all tribunal levels (and including any attorneys’ fees and costs incurred in establishing entitlement to and the amount of such attorneys’ fees and costs); provided, however, that if prior to commencement of a trial in the litigation the Paying Party offers to pay an amount equal to or in excess of such judgment, settlement, or award, the Receiving Party shall not be entitled to any such costs, charges, expenses, or attorneys’ fees. 22.5 Business Days. “Business Day” means, as to any party, any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close in the state, commonwealth, or jurisdiction where the Property is located. If the last day of any time period hereunder, or the last day for performance of any obligation, or for giving any notice, or for taking any other action hereunder falls on a day that is not a Business Day, then the last day of such time period shall be extended to the first day thereafter that is a Business Day. 22.6 Merger/Prior Agreements. THIS AGREEMENT CONSTITUTES THE FINAL AGREEMENT BETWEEN THE PARTIES. IT IS THE COMPLETE AND EXCLUSIVE EXPRESSION OF THE PARTIES’ AGREEMENT ON THE MATTERS CONTAINED IN THIS AGREEMENT. ALL PRIOR AND CONTEMPORANEOUS NEGOTIATIONS AND AGREEMENTS BETWEEN THE PARTIES ON THE MATTERS CONTAINED IN THIS AGREEMENT ARE EXPRESSLY MERGED INTO AND SUPERSEDED BY THIS AGREEMENT. THE PROVISIONS OF THIS AGREEMENT MAY NOT BE EXPLAINED, SUPPLEMENTED, OR QUALIFIED THROUGH EVIDENCE OF TRADE USAGE OR A PRIOR COURSE OF DEALINGS. IN ENTERING INTO THIS AGREEMENT, THE PARTIES HAVE NOT RELIED UPON ANY STATEMENT, REPRESENTATION, WARRANTY, OR AGREEMENT OF THE OTHER PARTY EXCEPT FOR THOSE EXPRESSLY CONTAINED IN THIS AGREEMENT. THERE IS NO CONDITION PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT OTHER THAN THOSE EXPRESSLY STATED IN THIS AGREEMENT. 22.7 Headings/Captions. The descriptive headings/captions of the sections and subsections of this Agreement are for convenience only, do not constitute a part of this Agreement, and do not affect this Agreement’s construction or interpretation. 22.8 Severability. If any term, covenant, or condition of this Agreement or the application thereof to any person or circumstance is, to any extent, invalid, illegal, or unenforceable, the remainder of this Agreement, or the application of such term, covenant, or condition to parties or circumstances other than those to which it is held invalid, illegal, or unenforceable, is not affected thereby and each term, covenant, and condition of this Agreement remains valid and enforceable to the fullest extent

- 17 - permitted by law, but only if the essential terms and conditions of this Agreement for each party remain valid, binding, and enforceable. 22.9 “Herein” and “Hereof”. The words “herein” and “hereof” when used in this Agreement refer to this Agreement in its entirety and not solely to any specific sentence, paragraph, or section. 22.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission and by electronic mail in PDF format (including by electronic signature) will constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by electronic mail in PDF format (including electronic signatures) will be deemed to be their original signatures for all purposes. Signatures of all parties must be made within four (4) business days of each other or this Agreement will be held to be invalid due to expiration. 22.11 Successors or Assigns. The terms, conditions, covenants, and agreements of this Agreement extend to and are binding upon Seller, Buyer, and their respective heirs, administrators, executors, legal representatives and permitted successors, subtenants, and assigns, if any, and upon any person or entity coming into ownership or possession of any interest in the Property by operation of law or otherwise. 22.12 Third-Party Beneficiaries. This Agreement does not and is not intended to confer any rights or remedies upon any person or legal entity other than the signatories. 22.13 Time of the Essence. Time is of the essence with respect to all terms and conditions set forth in this Agreement. 22.14 Confidentiality. Each party covenants and agrees not to communicate: (a) the terms or any aspect of this Agreement and the transactions contemplated hereby; and (b) the content of any and all information in respect of the Property which is supplied by either party (collectively, the "Confidential Information") to any person or entity, without the express written consent of such party; provided, however, that a party may, without consent, disclose the Confidential Information: (i) to its respective advisors, consultants, attorneys, accountants, partners, investors, and lenders (the "Transaction Parties") without the express written consent of the disclosing party, so long as any such Transaction Parties to whom disclosure is made shall also agree to keep all such information confidential in accordance with the terms hereof; and (ii) if disclosure is required by law or by regulatory or judicial process or pursuant to any regulations promulgated by the New York Stock Exchange or other public exchange for the sale and purchase of securities, provided that in such event the disclosing party shall notify the other party in writing of such required disclosure, shall exercise all commercially reasonable efforts to preserve the confidentiality of the Confidential Information, including, without limitation, reasonably cooperating with the other party to obtain an appropriate order or other reliable assurance that confidential treatment will be accorded such Confidential Information by such tribunal and shall disclose only that portion of the Confidential Information which it is legally required to disclose. The foregoing confidentiality obligations shall not apply to the extent that any such Confidential Information is a matter of public record or is provided in other sources readily available to the real estate industry other than as a result of disclosure by a party or its Transaction Parties. Each party shall indemnify, defend, and hold the other party harmless from, any and all claims, losses, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' fees and disbursements) arising in connection with such party's obligations under this Section 22.14 and/or - 18 - the disclosure of any Confidential Information by such party and/or by such party's Transaction Parties in violation of this Section 22.14. 23. Binding Effect. This Agreement shall not be binding upon any party signatory hereto until Buyer and Seller have each executed this Agreement and have initialed any changes hereto. 24. Waiver of Jury Trial. EACH PARTY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW IN ANY ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS IT CONTEMPLATES. THIS WAIVER APPLIES TO ANY ACTION OR OTHER LEGAL PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. EACH PARTY ACKNOWLEDGES THAT IT HAS RECEIVED THE ADVICE OF COMPETENT COUNSEL. [SIGNATURES ON FOLLOWING PAGE] [SIGNATURE PAGE TO THE PURCHASE AND SALE AGREEMENT] 101739273.2 IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates set forth below. BUYER: CUSTOM CAPITAL STRATEGIES, INC., a Delaware corporation By: _______________________________________________ Name: Jason R. Milton Title: CEO Date: _______________________________________________ SELLER: ALLIANCE DRILLING TOOLS, LLC By: _______________________________________________ Name: Ryan Thomas Title: President Date:12/16/2025 /s/ Jason R. Milton /s/ Ryan Thomas